(2_FIDELITY_LOGOS)FIDELITY
REAL ESTATE HIGH INCOME
FUND
SEMIANNUAL REPORT
AUGUST 31, 1993
CONTENTS



PERFORMANCE           3   HOW THE FUND HAS DONE OVER TIME.

FUND TALK             5   THE MANAGER'S REVIEW OF FUND PERFORMANCE, STRATEGY
                          AND OUTLOOK.

INVESTMENTS           6   A COMPLETE LIST OF THE FUND'S INVESTMENTS WITH THEIR
                          MARKET VALUES.

FINANCIAL STATEMENTS  9   STATEMENTS OF ASSETS AND LIABILITIES, OPERATIONS, AND
                          CHANGES IN NET ASSETS, AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                 11  NOTES TO THE FINANCIAL STATEMENTS.

PROXY VOTING RESULTS  13



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
REAL ESTATE HIGH INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1998        PAST 6  PAST 1   LIFE OF
                                  MONTHS  YEAR     FUND

FIDELITY REAL ESTATE HIGH INCOME  6.28%   19.40%   91.62%

ML HIGH YIELD MASTER              4.98%   12.54%   55.94%

HIGH CURRENT YIELD FUNDS AVERAGE  5.47%   13.29%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 238 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1998             PAST 1   LIFE OF
                                       YEAR     FUND

FIDELITY REAL ESTATE HIGH INCOME       19.40%   21.06%

ML HIGH YIELD MASTER                   12.54%   13.95%

HIGH CURRENT YIELD FUNDS AVERAGE       13.29%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$100,000 OVER LIFE OF FUND
             Real Estate High Inc        ML High Yield Master
             00671                       ML002
  1995/01/05     100000.00                   100000.00
  1995/01/31     100918.56                   101255.38
  1995/02/28     104093.12                   104414.67
  1995/03/31     105430.21                   105867.78
  1995/04/30     107058.44                   108346.52
  1995/05/31     111364.63                   111731.51
  1995/06/30     112854.47                   112584.91
  1995/07/31     113387.98                   113872.01
  1995/08/31     115807.97                   114563.12
  1995/09/30     117769.89                   115873.84
  1995/10/31     118684.60                   116695.22
  1995/11/30     120329.56                   117834.33
  1995/12/31     121432.24                   119725.79
  1996/01/31     122861.39                   121616.64
  1996/02/29     122234.55                   121799.75
  1996/03/31     122094.38                   121468.97
  1996/04/30     123181.86                   121523.99
  1996/05/31     123858.23                   122400.40
  1996/06/30     126275.58                   123135.66
  1996/07/31     127320.62                   123971.65
  1996/08/31     127913.11                   125251.90
  1996/09/30     132066.15                   127939.25
  1996/10/31     138261.78                   129341.38
  1996/11/30     142842.15                   131956.29
  1996/12/31     143581.99                   132971.66
  1997/01/31     147776.98                   133993.56
  1997/02/28     151913.15                   135873.22
  1997/03/31     152800.96                   134364.15
  1997/04/30     158792.49                   135893.43
  1997/05/31     160484.33                   138597.25
  1997/06/30     163908.63                   140742.72
  1997/07/31     170965.79                   144120.25
  1997/08/31     170997.49                   143795.99
  1997/09/30     176137.46                   146251.11
  1997/10/31     177153.54                   147221.71
  1997/11/30     180300.26                   148540.21
  1997/12/31     182230.32                   150025.34
  1998/01/31     184570.38                   152223.03
  1998/02/28     185221.01                   152888.03
  1998/03/31     188396.33                   154205.59
  1998/04/30     190199.08                   154938.05
  1998/05/29     191620.34                   155940.37
IMATRL PRASUN   SHR__CHT 19980531 19980605 170316 R00000000000044
$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by May 31, 1998, the value of the investment would have grown to $191,620 - a 91.62% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $155,940
- a 55.94% increase.

UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE OPPOSITE
DIRECTION OF INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A FUND THAT INVESTS IN
BONDS WILL VARY. THAT MEANS IF YOU SELL YOUR
SHARES DURING A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                 SIX MONTHS  YEARS ENDED         JANUARY 5, 1995
                 ENDED       NOVEMBER 30,        (COMMENCEMENT
                 MAY 31,                         OF OPERATIONS) TO
                                                 NOVEMBER 30,

                 1998        1997                  1996    1995

DIVIDEND RETURN  5.61%       15.17%                9.59%   9.93%

CAPITAL RETURN   0.67%       11.05%                9.12%   10.40%

TOTAL RETURN     6.28%       26.22%                18.71%  20.33%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS
PERIODS ENDED MAY 31, 1998  PAST 1       PAST 6        PAST 1
                            MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE         8.26(CENTS)  60.33(CENTS)  116.94(CENTS)

ANNUALIZED DIVIDEND RATE    8.79%        10.82%        10.05%

30-DAY ANNUALIZED YIELD     10.17%       -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.07 over the past one month, $11.18 over the past six months and $11.64 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
REAL ESTATE HIGH INCOME
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund
Q. HOW DID THE FUND PERFORM, MARK?
A. For the six months that ended May 31, 1998, the fund's return was 6.28%. During the same period, the Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - returned 4.98%, while the high current yield funds average tracked by Lipper Analytical Services returned 5.47%. For the 12 months that ended May 31, 1998, the fund returned 19.40%. Over that same period, the index and the average had returns of 12.54% and 13.29%, respectively.
Q. WHAT CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. There were a number of factors. Supply and demand throughout the real estate market were in balance, creating favorable credit quality. Relative to the index and the average, the fund benefited from good security selection resulting from the in-depth credit analysis I have access to here at Fidelity. That analysis enabled me to buy bonds with higher-than-average credit appreciation potential. The tightening credit spread that helped performance so much in past periods was not nearly as much of a factor during the period. After being as wide as 200 basis points during the previous period, the spread between commercial mortgage-backed securities and comparably rated corporate bonds narrowed to the range of 50 to 100 basis points by the beginning of the period - a spread value considered to be fair under normal market conditions.
Q. CAN YOU ELABORATE ON SOME OF THE UNDERLYING INFLUENCES ON THE
MARKET?
A. Conditions in the real estate market reflected an extension of a long-term recovery from the extremely depressed levels of the early 1990s. Commercial property values continued to rise. Moreover, the favorable interest-rate environment made capital readily available for refinancing mortgages. Finally, the supply and demand situation for the kind of securities in which the fund invests remained good. There continued to be ample new supply mirrored by strong investor demand, keeping returns healthy.
Q. DID YOU MAKE ANY CHANGES IN YOUR STRATEGY DURING THE PERIOD?
A. Yes, there were a few changes. By the end of the period, the fund's credit rating mix was more similar to that of the high-yield market than it was when the period began. That is, I continued to shift the fund's holdings toward lower-quality B-rated bonds with attractive potential returns. The opportunities in the higher-rated BB bonds had diminished, and I felt that rigorous credit analysis would enable me to compensate for the increased risk of the lower-quality issues. In addition, I pursued the theme of diversification by increasing the fund's holdings of real estate company high-yield bonds, while trimming commercial mortgage-backed securities from roughly 78% to about 66% of the portfolio.
Q. WHICH HOLDINGS PERFORMED WELL AND WHICH WERE DISAPPOINTING?
A. Bonds issued from the Penn Mutual Life portfolio did well. The credit of the underlying mortgages continued to be better than the market had anticipated. In addition, portions of some of the mortgages were paid off at par, resulting in a debt structure with less leverage. Commercial mortgage-backed securities from the Confederated Life portfolio - listed as Structured Asset Securities Corp., Series 1996-CFL, Class G - also performed well. Here, too, the market had underestimated the credit of the underlying mortgages. On the negative side, General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 1997-C2 did not perform well. That was a case of the credit spread not tightening as I expected.
Q. WHAT'S YOUR OUTLOOK, MARK?
A. I expect the fund to continue to offer competitive returns relative to its benchmarks, but not to outperform them by the wide margins of the recent past. The contracting credit spread that made possible those stellar returns has tightened as much as can be expected. Performance in future periods - relative to the fund's benchmarks - is more likely to approximate that of the period just ended.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: TO PROVIDE HIGH CURRENT INCOME BY
INVESTING PRIMARILY IN REAL ESTATE-RELATED
INSTRUMENTS, WITH AN EMPHASIS ON LOWER-QUALITY
ISSUES
START DATE: JANUARY 5, 1995
SIZE: AS OF MAY 31, 1998, MORE THAN
$79 MILLION
MANAGER: MARK SNYDERMAN, SINCE INCEPTION;
JOINED FIDELITY IN 1994
(CHECKMARK)
NOTE TO SHAREHOLDERS:
As of June 1, 1998, the fund's investment objective and investment policy changed. The fund now seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital.
Under normal market conditions, the fund manager will now invest at least 90% of the fund's net assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; preferred stock of real estate investment trusts; U.S. Government securities; cash equivalents; and related futures and options.
REAL ESTATE HIGH INCOME
INVESTMENTS MAY 31, 1998 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 11.0%
 MOODY'S  PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 4.3%
CONSTRUCTION & REAL ESTATE - 2.4%
REAL ESTATE INVESTMENT TRUSTS - 2.4%
Rockefeller Center Properties, Inc.
 0%, 12/31/00 - $ 2,500,000 $ 1,931,250
MEDIA & LEISURE - 1.9%
LODGING & GAMING - 1.9%
Sholodge, Inc.
 7 1/2%, 5/1/04 B2  1,760,000  1,487,200
TOTAL CONVERTIBLE BONDS   3,418,450
NONCONVERTIBLE BONDS - 6.7%
CONSTRUCTION & REAL ESTATE - 1.2%
REAL ESTATE - 1.2%
LNR Property Corp.
 9 3/8%, 3/15/08 (c) B1  925,000  927,313
FINANCE - 5.5%
CREDIT & OTHER FINANCE - 5.5%
Cityscape Financial Corp.
 12 3/4%, 6/1/04 Ca  3,260,000  1,255,100
Emergent Group, Inc.
 10 3/4%, 9/15/04 B3  1,200,000  972,000
Wilshire Financial Services
 Group, Inc. 13%, 1/1/04 -  2,000,000  2,155,000
  4,382,100
TOTAL NONCONVERTIBLE BONDS   5,309,413
TOTAL CORPORATE BONDS
 (Cost $10,104,322)   8,727,863
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.9%
Credit-Based Asset Servicing and
 Securitization LLC
 Series 1997-2 (c)(d)(f):
  Class 2B, 7.2891%, 12/29/25 Ba3  1,000,000  500,313
  Class 2C, 7.2891%, 12/29/25 B3  2,550,000  609,609
DLJ Mortgage Acceptance Corp.
 Series 1996-TD (c)(d):
  Class D, 6.6697%, 9/29/23 -  1,041,512  197,887
  Class C, 6.8797%, 9/29/23 B3  669,050  554,897
GE Capital Mortgage Services, Inc.
 Series 1998-7 (c):
  Class B4, 6 1/2%, 4/25/13 -  343,919  286,313
  Class B5, 6 1/2%, 4/25/13 -  257,942  110,915
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (Cost $2,424,628)   2,259,934
COMMERCIAL MORTGAGE SECURITIES - 65.8%
ACP Mortgage LP Series F,
 7.3892%, 2/28/28 (c)(d) B  1,585,658  1,361,288
American Southwest Financial Securities
 Series 1994-C2 Class B2,
 8%, 12/25/01 (c)(d) -  2,000,000  2,053,125



 MOODY'S  PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)

Asset Securitization Corp.
 Series 1997-D5 Class A-6,
 7.1845%, 2/14/41 (d) BBB $ 2,000,000 $ 1,972,500
BKB Commercial Mortgage Trust
 Series 1997-C1 (c)(d):
  Class F, 8.9120%, 4/26/04 B  2,276,000  2,096,765
  Class G, 8.9120%, 4/27/09 CCC  2,141,500  1,434,805
  Class H, 8.7376%, 10/25/22 -  760,975  190,244
Bankers Trust Remic Trust 1988-1 (c)(d):
 Series 1998-S1A Class G,
  9.2681%, 11/28/02  Ba2  930,000  890,475
 Series 1998-S1A Class H,
  8.6575%, 11/28/02  B3  1,398,154  1,202,849
Blaylock Mortgage Capital Corp.
 Series 1997-A (c):
  Class B5, 6.425%, 10/15/03 B-  110,000  75,109
  Class B6, 6.425%, 10/15/03 CCC  110,000  49,861
  Class B7, 6.425%, 10/15/03 -  147,000  44,513
CBM Funding Corp. sequential pay
 Series 1996-1 Class B,
 7.48%, 2/1/08 A  1,000,000  1,072,656
CS First Boston Mortgage Securities
 Corp. Series 1997-SPICE Class G,
 7.768%, 8/20/36 (c) -  1,370,659  1,157,350
DLJ Mortgage Acceptance Corp. (c):
 Series 1994-MF4 Class C,
  8 1/2%, 4/18/01 -  460,000  345,431
 Series 1994-MF11 Class B3,
  8.10%, 6/18/04 B2  1,342,000  1,207,986
Federal Mortgage Acceptance Corp.
 Series 1997-B Class F,
 7.890%, 9/15/19 (c)(d) -  2,204,669  1,641,101
Franchise Mortgage Acceptance
 Corp. Loan Receivables Trust (c)(d):
  Series 1997-A Class F,
   8.1046%, 4/15/19 -  1,408,457  1,084,512
  Series 1997-B Class E,
   7.8912%, 9/15/19 -  1,000,000  911,719
  Series 1997-C Class F,
   8.2652%, 12/15/19  -  1,137,595  786,718
First Chicago/Lennar Trust I
 Series 1997-CHL1 Class E,
 6.9294%, 2/28/11 (d) -  2,800,000  2,472,313
GAFCO Franchise Loan Trust
 Series 1998-1 Class D, 14 1/2%,
 6/1/16 (c)(d) -  2,700,000  2,140,172
General Motors Acceptance Corp.
 Commercial Mortgage Securities,
 Inc. Series 1997-C2 Class F,
 6 3/4%, 4/16/29 Ba2  2,500,000  2,163,281
Kidder Peabody Acceptance
 Corp. I (c)(d):
  Series 1994-M1 Class D,
   8.245%, 7/25/01 -  842,000  555,720
  Series 1993-M3 Class F,
   6 1/2%, 11/25/25 B2  2,000,000  1,860,000
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S  PRINCIPAL VALUE
 RATINGS (B) AMOUNT (NOTE 1)
LB Multi-Family Mortgage Trust
 Series 1991-4 Class A1,
  7.3368%, 4/25/21 (d) Caa $ 2,973,167 $ 1,850,797
Morgan Stanley Capital One, Inc.
 Series 1996-MBL1 Class E,
 8.4674%, 5/25/21 (c)(d) -  1,182,123  1,152,939
Nomura Depositor Trust
 Series 1998-ST1A (c)(d):
  Class B2, 9.875%,1/15/03 -  2,000,000  1,987,813
  Class B2-A, 9.9063%, 1/15/03 -  200,000  198,781
Penn Mutual Life Insurance Co.
 (The) Series 1996-PML (c):
  Class L, 7.90%, 11/15/26 -  2,500,000  1,195,750
  Class M, 7.90%, 11/15/26 -  5,862,000  766,163
Resolution Trust Corp.
 Series 1991-M2 (d):
  Class A1, 6.8992%, 9/25/20 Ba3  3,444,531  3,031,187
  Class A2, 7.5062%, 9/25/20 Ba3  1,957,458  1,663,840
  Class A3, 7.2498%, 9/25/20 Ba3  892,001  767,121
Structured Asset Securities Corp. (c):
 Series 1993-C1 Class E, 6.60%,
  10/25/24 B  3,250,268  1,625,134
 Series 1995-C1 Class E, 7 3/8%,
  9/25/24 BB  2,350,000  2,281,703
 Series 1996-CFL:
  Class G, 7 3/4%, 2/25/28 -  3,450,000  3,264,024
  Class H, 7 3/4%, 2/25/28 -  2,500,000  2,053,200
Structured Mortgage Trust
 Series 1997-2 (c):
  Class C, 7.41%, 1/30/06 -  950,000  628,336
  Class D, 7.41%, 1/30/06 -  1,200,000  773,813
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $49,335,574)   52,011,094
COMPLEX MORTGAGE SECURITIES - 0.1%
INTEREST ONLY STRIPS - 0.1%
BKB Commercial Mortgage Trust
 Series 1997-C1 Class X-1,
 1.4465%, 12/26/01 (c)(d)(e)
 (Cost $220,880) BBB  21,744,986  89,152
COMMON STOCKS - 10.8%
  SHARES
CONSTRUCTION & REAL ESTATE - 10.8%
REAL ESTATE - 2.2%
Boardwalk Equities, Inc. (a)  60,000  906,002
Boardwalk Equities, Inc. (a)(c)  3,800  57,380
LNR Property Corp.   30,000  776,250
  1,739,632
REAL ESTATE INVESTMENT TRUSTS - 8.6%
AMRESCO Capital Trust, Inc.    90,000  1,158,750
Apex Mortgage Capital, Inc.    100,000  1,150,000
Clarion Commercial Holdings, Inc.
 Class A   20,000  356,250
Corporate Office Properties Trust   30,000  307,500

  SHARES VALUE
   (NOTE 1)
Imperial Credit Commercial
 Mortgage Investment Corp.   20,000 $ 276,875
LTC Properties, Inc.   58,500  1,173,656
Northstar Capital Investment
 Corp. (a)(c)  40,000  800,000
Ocwen Asset Investment Corp.   40,000  680,000
Redwood Trust, Inc.  36,200  848,438
  6,751,469
TOTAL COMMON STOCKS
 (Cost $8,368,855)   8,491,101
MORTGAGE BACKED SECURITIES - 1.8%
 MOODY'S  PRINCIPAL
 RATINGS (B) AMOUNT
Saxon Asset Securities Trust (c):
 8%, 12/25/27  BB $ 1,000,000  865,313
 8.6%, 12/25/27  B  863,000  558,447
TOTAL MORTGAGE BACKED SECURITIES
 (Cost $1,435,139)   1,423,760
NONCONVERTIBLE PREFERRED STOCKS - 4.8%
 SHARES
CONSTRUCTION & REAL ESTATE - 4.8%
REAL ESTATE INVESTMENT TRUSTS - 4.8%
Crown America Realty Trust,
 Series A 11%   40,300  2,161,088
Walden Residential Properties, Inc.
 9.20%   65,000  1,649,375
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $3,684,205)   3,810,463
U.S. TREASURY OBLIGATIONS - 2.5%
 MOODY'S  PRINCIPAL
 RATINGS (B) AMOUNT
6.125% 8/15/07 Aaa $ 700,000  722,308
6.375% 8/15/27 Aaa  1,145,000  1,227,119
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $1,940,233)   1,949,427
CASH EQUIVALENTS - 0.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.54%, dated
 5/29/98 due 6/1/98
 (Cost $232,000)  $ 232,107  232,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $77,745,836)   $ 78,994,794
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $48,037,086 or 60.7% of net assets.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 2.5% AAA, AA, A 3.8%
Baa 0.0% BBB 2.6%
Ba 11.4% BB 4.0%
B 11.2% B 18.4%
Caa 2.3% CCC 3.5%
Ca, C 1.6% CC, C 0.0%
  D 2.3%
The percentage not rated by Moody's or S&P amounted to 38.1%. FMR has determined that unrated debt securities that are lower quality account for 38.1% of the total value of investment in securities.
INCOME TAX INFORMATION
At May 31, 1998, the aggregate cost of investment securities for income tax purposes was $77,745,836. Net unrealized appreciation aggregated $1,248,958, of which $3,961,977 related to appreciated investment securities and $2,713,019 related to depreciated investment securities.
REAL ESTATE HIGH INCOME
FINANCIAL STATEMENTS



<ERROR: WIDE TABLE>
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TABLE WIDTH IS 133 CHARACTERS.


STATEMENT OF ASSETS AND LIABILITIES
                                                                                                 MAY 31, 1998 (UNAUDITED)

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS
OF $232,000) (COST $77,745,836) - SEE                                                                         $ 78,994,794
ACCOMPANYING SCHEDULE

CASH                                                                                                               140,770

DIVIDENDS RECEIVABLE                                                                                                92,788

INTEREST RECEIVABLE                                                                                                824,859

 TOTAL ASSETS                                                                                                   80,053,211

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                  $ 800,538

ACCRUED MANAGEMENT FEE                                                                                48,104

OTHER PAYABLES AND                                                                                    23,729
ACCRUED EXPENSES

 TOTAL LIABILITIES                                                                                                872,371

NET ASSETS                                                                                                    $ 79,180,840

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                               $ 75,095,014

UNDISTRIBUTED NET INVESTMENT INCOME                                                                                536,754

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS                                                                    2,300,114

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                        1,248,958

NET ASSETS, FOR 7,165,993                                                                                     $ 79,180,840
SHARES OUTSTANDING

NET ASSET VALUE, OFFERING PRICE                                                                                    $11.05
AND REDEMPTION PRICE PER SHARE ($79,180,840 (DIVIDED BY) 7,165,993 SHARES)



STATEMENT OF OPERATIONS
                                                            SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME                                                                           $ 242,252
DIVIDENDS

INTEREST                                                                                     3,481,537

 TOTAL INCOME                                                                                3,723,789

EXPENSES

MANAGEMENT FEE                                                                  $ 257,351

TRANSFER AGENT FEES                                                              8,281

ACCOUNTING FEES AND EXPENSES                                                     30,064

NON-INTERESTED TRUSTEES' COMPENSATION                                            120

CUSTODIAN FEES AND EXPENSES                                                      2,500

REGISTRATION FEES                                                                10,258

AUDIT                                                                            17,697

LEGAL                                                                            5,017

MISCELLANEOUS                                                                    151

 TOTAL EXPENSES BEFORE REDUCTIONS                                                331,439

 EXPENSE REDUCTIONS                                                              (8,918)     322,521

NET INVESTMENT INCOME                                                                        3,401,268

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                           2,320,456

 FOREIGN CURRENCY TRANSACTIONS                                                   (545)       2,319,911

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                (1,461,293)

NET GAIN (LOSS)                                                                              858,618

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ 4,259,886




<ERROR: WIDE TABLE>
ERROR: THE FOLLOWING TABLE: "ASSETS" IS TOO WIDE!
TABLE WIDTH IS 133 CHARACTERS.


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS                                                SIX MONTHS ENDED   YEAR ENDED
                                                                                 MAY 31, 1998       NOVEMBER 30,
                                                                                 (UNAUDITED)        1997
OPERATIONS                                                                       $  3,401,268       $   4,413,401
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                           2,319,911           8,027,505

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                              (1,461,293)         (1,732,963)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    4,259,886          10,707,943

DISTRIBUTIONS TO SHAREHOLDERS                                                      (3,735,154)         (6,037,275)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                            (6,036,848)         (2,664,180)

 TOTAL DISTRIBUTIONS                                                               (9,772,002)         (8,701,455)

SHARE TRANSACTIONS                                                                 25,000,000           6,243,135
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                      9,772,002           2,983,250

 COST OF SHARES REDEEMED                                                            -                 (19,008,500)

 NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM SHARE TRANSACTIONS                                                 34,772,002          (9,782,115)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                          29,259,886          (7,775,627)

NET ASSETS

 BEGINNING OF PERIOD                                                               49,920,954          57,696,581

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
 INCOME OF $536,754 AND $870,640, RESPECTIVELY)                                  $ 79,180,840        $ 49,920,954

OTHER INFORMATION
SHARES

 SOLD                                                                               2,262,960             557,115

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                              883,651             248,595

 REDEEMED                                                                          -                   (1,656,813)

 NET INCREASE (DECREASE)                                                            3,146,611            (851,103)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





FINANCIAL HIGHLIGHTS
                                               SIX MONTHS ENDED  YEARS ENDED NOVEMBER 30,      JANUARY 5, 1995
                                               MAY 31, 1998                                    (COMMENCEMENT
                                                                                               OF OPERATIONS) TO
                                                                                               NOVEMBER 30,

SELECTED PER-SHARE DATA                        (UNAUDITED)        1997          1996               1995
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.420           $ 11.850      $ 11.040         $ 10.000

INCOME FROM INVESTMENT OPERATIONS                .538 D             1.124 D       .950 D           .922
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)         .135               1.594         .970             1.045

 TOTAL FROM INVESTMENT OPERATIONS                .673               2.718         1.92             1.967

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                      (.603)             (1.508)      (.930)           (.837)

 IN EXCESS OF NET INVESTMENT INCOME              -                  -            -                (.090)

 FROM NET REALIZED GAIN                          (1.440)            (.640)       (.180)            -

 TOTAL DISTRIBUTIONS                             (2.043)            (2.148)      (1.110)          (.927)

NET ASSET VALUE, END OF PERIOD                 $ 11.050           $ 12.420     $ 11.850         $ 11.040

TOTAL RETURN B, C                                6.28%              26.22%       18.71%           20.33%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)        $ 79,181           $ 49,921     $ 57,697         $ 72,429

RATIO OF EXPENSES TO AVERAGE NET ASSETS          .95% A             1.02%        .91%             1.09% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                         .92% A, E          .99% E       .90% E           1.09% A

RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS                               9.75% A            9.58%        8.72%            9.14% A

PORTFOLIO TURNOVER RATE                          70% A              80%          53%              49% A



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TABLE WIDTH IS 196 CHARACTERS.


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN
  ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER
  HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
  THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
  FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN
  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
  DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
  WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION
  OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL
  STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED MAY 31, 1998 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities and market discount. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES - CONTINUED
from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $50,688,387 and $23,614,568, respectively, of which U.S. government and government agency obligations aggregated $12,345,104 and $10,334,422, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .74% of average net assets. TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC) an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $2,500 and $6,418, respectively, under these arrangements.
6. BENEFICIAL INTEREST.
At the end of the period, two shareholders were each record owners of more than 10% of the total outstanding shares of the fund, totaling 100%.
PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on May 6, 1998. The results of the vote taken among shareholders on the proposal before them are listed below.
PROPOSAL
To amend the fundamental investment objective to allow investment in a wider range of real estate-related instruments.
               # OF            % OF
               SHARES VOTED    SHARES VOTED
AFFIRMATIVE    7,058,200.534   100.000

AGAINST        0.000           0.000

ABSTAIN        0.000           0.000

TOTAL          7,058,200.534   100.000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
Robert C. Pozen, SENIOR VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Mark P. Snyderman, VICE PRESIDENT
Eric D. Roiter, SECRETARY
Richard A. Silver, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
* INDEPENDENT TRUSTEES